As filed with the Securities and Exchange Commission on July 19, 2017

Registration No. 333-210340

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AMC Networks Inc.

(Exact name of registrant as specified in its charter)

Delaware	27-5403694
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11 Penn Plaza

New York, NY 10001

(212) 324-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(FOR CO-REGISTRANTS, PLEASE SEE “TABLE OF CO-REGISTRANTS” ON THE FOLLOWING PAGE)

James G. Gallagher, Esq.

Executive Vice President and General Counsel

AMC Networks Inc.

11 Penn Plaza

New York, NY 10001

(212) 324-8500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

John P. Mead

Robert W. Downes

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

(212) 558-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Securities Exchange Act of 1934. (Check one):

Large Accelerated Filer	☒	Accelerated Filer	☐
Non-Accelerated Filer	☐ (Do not check if a smaller reporting company)	Smaller Reporting Company	☐
		Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to Be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Debt Securities	(1)	(1)	(1)	(1)
Guarantees of Debt Securities(2)	(1)	(1)	(1)	(1)

(1)	An indeterminate aggregate initial offering price or number of the debt securities is being registered as may from time to time be offered, reoffered or resold, at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of the debt securities. In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrants are deferring payment of all of the related registration fees.
(2)	See the Table of Co-Registrants on the following page. Pursuant to Rule 457(n) under the Securities Act, no additional fee is being paid in respect of the guarantees. The guarantees are not traded separately.

This registration statement contains a prospectus relating to both the offering of newly issued debt securities and related guarantees and remarketing or other resale transactions that occur on an ongoing basis in debt securities and related guarantees that have been previously or will be issued under this registration statement.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	State	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
2ND PARTY LLC	Delaware	35-2533767	DE
AMC FILM HOLDINGS LLC	Delaware	04-3734671	DE
AMC NETWORK ENTERTAINMENT LLC	New York	11-2840178	NY
AMC NETWORKS BROADCASTING & TECHNOLOGY	New York	11-2542002	NY
AMC NETWORKS INTERNATIONAL LLC	Delaware	90-1026635	DE
AMC NETWORKS INTERNATIONAL ASIA-PACIFIC LLC (f/k/a SUNDANCE CHANNEL ASIA LLC)	Delaware	27-0841492	DE
AMC TV STUDIOS LLC	Delaware	27-2310716	DE
AMC/SUNDANCE CHANNEL GLOBAL NETWORKS LLC	Delaware	27-0813860	DE
AMCN PROPERTIES LLC	Delaware	01-0689406	DE
AMERICAN MOVIE CLASSICS IV HOLDING CORPORATION	Delaware	65-1189249	DE
BADLANDS PRODUCTIONS I LLC	Louisiana	47-1388257	LA
BADLANDS PRODUCTIONS II LLC	Delaware	81-2120257	DE
BENDERS PRODUCTIONS I LLC	Delaware	38-3958227	DE
BROCKMIRE PRODUCTIONS I LLC	Delaware	32-0491073	DE
COBALT PRODUCTIONS LLC	Delaware	47-1817115	DE
COMIC SCRIBE LLC	Delaware	46-3634213	DE
CROSSED PENS DEVELOPMENT LLC	Delaware	45-3576275	DE
DIGITAL STORE LLC	Delaware	27-0933987	DE
EXPEDITION PRODUCTIONS I LLC	Delaware	81-1528430	DE
FIVE FAMILIES PRODUCTIONS I LLC	Delaware	46-4590197	DE
FIVE MOONS PRODUCTIONS I LLC	Delaware	45-3576409	DE
GALYNTINE PRODUCTIONS LLC	Delaware	46-4392626	DE
GEESE PRODUCTIONS LLC	Delaware	46-5362761	DE
GROUND WORK PRODUCTIONS LLC	Delaware	47-4126885	DE
HALT AND CATCH FIRE PRODUCTIONS LLC	Delaware	80-0945740	DE
HALT AND CATCH FIRE PRODUCTIONS I LLC	Delaware	90-0912902	DE
HALT AND CATCH FIRE PRODUCTIONS II LLC	Delaware	47-1255128	DE
HALT AND CATCH FIRE PRODUCTIONS III LLC	Delaware	47-5289227	DE
HALT AND CATCH FIRE PRODUCTIONS IV LLC	Delaware	81-4191147	DE
HAP AND LEONARD PRODUCTIONS I LLC	Louisiana	30-0847032	LA
HAP AND LEONARD PRODUCTIONS II LLC (f/k/a DIPLOMAT PRODUCTIONS LLC)	Delaware	47-1481179	DE
HAP AND LEONARD PRODUCTIONS III LLC (f/k/a TWD PRODUCTIONS II LLC)	Delaware	27-4826915	DE
IFC ENTERTAINMENT HOLDINGS LLC	Delaware	27-0934047	DE
IFC ENTERTAINMENT LLC	Delaware	11-3616018	DE
IFC FILMS LLC	Delaware	11-3561503	DE
IFC IN THEATERS LLC	Delaware	20-4459072	DE
IFC PRODUCTIONS I L.L.C.	Delaware	11-3369804	DE
IFC TELEVISION HOLDINGS LLC	Delaware	46-3491268	DE
IFC THEATRES CONCESSIONS LLC	Delaware	20-8774978	DE
IFC THEATRES, LLC	Delaware	11-3554063	DE
IFC TV LLC	Delaware	11-3569217	DE
IFC TV STUDIOS HOLDINGS LLC	Delaware	46-3495486	DE
IFC TV STUDIOS LLC	Delaware	30-0796677	DE
IPTV LLC	Delaware	61-1678090	DE
KNIFEMAN PRODUCTIONS LLC	Delaware	46-4401381	DE
KOPUS PRODUCTIONS LLC	Delaware	36-4758422	DE

Exact Name of Co-Registrant as Specified in its Charter	State	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
KOPUS PRODUCTIONS II LLC	Delaware	32-0440326	DE
LIVING WITH YOURSELF PRODUCTIONS I LLC	Delaware	36-4867665	DE
LODGE PRODUCTIONS I LLC (f/k/a TWD PRODUCTIONS LLC)	Delaware	27-1833132	DE
MAKING WAVES STUDIO PRODUCTIONS LLC	Delaware	45-3576566	DE
PEACH PIT PROPERTIES LLC	Delaware	90-0875642	DE
PENS DOWN LLC	Delaware	80-0947451	DE
PHILLY PRODUCTIONS LLC	Delaware	36-4744101	DE
PREMIER QUILLS LLC	Delaware	90-1016199	DE
RAINBOW FILM HOLDINGS LLC	Delaware	11-3587524	DE
RAINBOW MEDIA ENTERPRISES, INC.	Delaware	20-1092081	DE
RAINBOW MEDIA HOLDINGS LLC	Delaware	11-3342870	DE
RAINBOW PROGRAMMING HOLDINGS LLC	Delaware	20-1361503	DE
RECTIFY PRODUCTIONS LLC	Delaware	45-3989305	DE
RECTIFY PRODUCTIONS II LLC	Delaware	30-0751966	DE
RECTIFY PRODUCTIONS III LLC	Delaware	36-4793390	DE
RECTIFY PRODUCTIONS IV LLC	Delaware	61-1766214	DE
RED MONDAY PROGRAMMING LLC	Delaware	45-3576699	DE
RMH GE HOLDINGS I, INC.	Delaware	59-3762711	DE
RNC HOLDING CORPORATION	Delaware	11-3361228	DE
RNC II HOLDING CORPORATION	Delaware	11-3527223	DE
ROUGHHOUSE PRODUCTIONS I LLC	Delaware	47-1241690	DE
SELECTS VOD LLC	Delaware	27-0933903	DE
SHUDDER LLC (f/k/a SHUDDER HOLDINGS LLC)	Delaware	32-0481180	DE
SLEUTH SECRETS PRODUCTIONS LLC	Delaware	45-3576807	DE
STAN PRODUCTIONS I LLC	Delaware	37-1820335	DE
STAN PRODUCTIONS II LLC	Delaware	37-1847047	DE
SUNDANCE CHANNEL ORIGINALS LLC	Delaware	46-3623454	DE
SUNDANCE FILM HOLDINGS LLC	Delaware	45-4952641	DE
SUNDANCETV LLC	Delaware	13-3838288	DE
THE SON PRODUCTIONS I LLC	Delaware	81-1082050	DE
TURN PRODUCTIONS LLC	Delaware	80-0945824	DE
TURN PRODUCTIONS I LLC	Delaware	61-1698740	DE
TURN PRODUCTIONS II LLC	Delaware	47-1264474	DE
TURN PRODUCTIONS III LLC	Delaware	47-4582750	DE
TURN PRODUCTIONS IV LLC	Delaware	81-3492377	DE
TWD PRODUCTIONS IV LLC	Delaware	32-0390371	DE
TWD PRODUCTIONS V LLC	Delaware	38-3911483	DE
TWD PRODUCTIONS VI LLC	Delaware	47-1243974	DE
TWD PRODUCTIONS VII LLC	Delaware	47-4570471	DE
TWD PRODUCTIONS VIII LLC	Delaware	81-3477928	DE
TWD PRODUCTIONS IX LLC (f/k/a TWD PRODUCTIONS III LLC)	Delaware	45-4318830	DE
VOOM HD HOLDINGS LLC	Delaware	57-1177144	DE
WE TV ASIA LLC	Delaware	27-2037277	DE
WE TV HOLDINGS LLC	Delaware	46-3491062	DE
WE TV LLC	Delaware	11-3496672	DE
WE TV STUDIOS LLC	Delaware	46-3491188	DE
WEDDING CENTRAL LLC	Delaware	27-0482721	DE
YEAH IPTV LLC	Delaware	36-4727461	DE

Address, including Zip Code, and Telephone Number, including Area Code, of each Co-Registrant’s Principal Executive Offices: 11 Penn Plaza, New York, NY 10001, (212) 324-8500.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-210340) of AMC Networks Inc. (the “Company”) and its subsidiary guarantor co-registrants (the “Registration Statement”) is being filed for the purposes of adding Badlands Productions II LLC, Brockmire Productions I LLC, Halt and Catch Fire Productions IV LLC, Living With Yourself Productions I LLC, Shudder LLC (f/k/a Shudder Holdings LLC), Stan Productions I LLC, Stan Productions II LLC, Turn Productions IV LLC and TWD Productions VIII LLC, and updating the names of subsidiary guarantor co-registrants AMC Networks International Asia-Pacific LLC (f/k/a Sundance Channel Asia LLC), Hap and Leonard Productions II LLC (f/k/a Diplomat Productions LLC), Lodge Productions I LLC (f/k/a TWD Productions LLC), Hap and Leonard Productions III LLC (f/k/a TWD Productions II LLC) and TWD Productions IX LLC (f/k/a TWD Productions III LLC), all subsidiaries of the Company, as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	Other Expenses of Issuance and Distribution

The following is a statement of the expenses (all of which, except for the SEC registration fee, are estimated) to be incurred by the Company in connection with the issuance and distribution of an assumed amount of $1,000,000,000 of debt securities registered under this registration statement.

SEC registration fee	$0	*
Legal fees and expenses	$400,000
Accounting fees and expenses	$250,000
Printing fees	$100,000
Rating agency fees	$1,260,000
Trustee’s fees and expenses	$25,000
Miscellaneous	$65,000

Total	$2,100,000

*	Deferred in accordance with Rule 456(b) and Rule 457(r).

ITEM 15.	Indemnification of Directors and Officers

Delaware Registrants

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any current or former director, officer or employee or other individual against expenses, judgments, fines and amounts paid in settlement in connection with civil, criminal, administrative or investigative actions or proceedings, other than a derivative action by or in the right of the corporation, if the director, officer, employee or other individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

The certificate of incorporation of AMC Networks Inc. and each Co-Registrant that is a Delaware corporation provides that each person who was or is made or is threatened to be made a party to any action or proceeding by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Company or is or was serving at our request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, will be indemnified and held harmless by us to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such rights are not exclusive of any other right which any such person may have or thereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. Our certificate of incorporation also specifically authorizes us to maintain insurance and to grant similar indemnification rights to our employees or agents.

Section 18-108 of the Delaware Limited Liability Company Act (“DE LLC Act”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. However, to the extent that the limited liability company agreement seeks to restrict or limit the liabilities of such person, Section 18-1101 of the DE LLC Act prohibits it from eliminating liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

Pursuant to the applicable provisions of the DE LLC Act and the Co-Registrants’ limited liability company agreements, the debts, obligations and liabilities of each Co-Registrant that is a Delaware limited liability company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and neither the members, nor any employee or agent of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company.

New York Co-Registrants

Section 420 of the New York Limited Liability Company Law provides that, subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless, and advance expenses to, any member or manager or other person from and against any and all claims and demands whatsoever. However, no indemnification may be made to or on behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes that (i) such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

Consistent with these provisions of the New York Limited Liability Company Act, the limited liability company agreement of AMC Network Entertainment LLC, our Co-Registrant New York limited liability company, provides that the debts, obligations and liabilities of the company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and neither the members, nor any employee or agent of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company provided that such indemnification shall not apply to any such person if such claim resulted from the fraud and or willful misconduct of such person.

Section 40 of the New York Partnership Law provides that, subject to any agreement between the partners, a partnership must indemnify every partner in respect of payments made and personal liabilities reasonably incurred by him in the ordinary and proper conduct of the partnership’s business, or for the preservation of the partnership’s business or property. Consistent with these provisions of the New York Partnership Law, the partnership agreement of AMC Networks Broadcasting & Technology, our Co-Registrant New York general partnership, provides that the partnership will indemnify and hold harmless the partners and officers of the partnership, as well as the agents of the partners or officers, from any losses and liabilities resulting from acts or omissions taken by them on behalf of the partnership or in furtherance of the partnership’s interests, other than those constituting fraud or willful misconduct.

Louisiana Co-Registrants

Section 12:1315(2) of the Louisiana Limited Liability Company Act provides for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager.

Consistent with these provisions of the Louisiana Limited Liability Company Act, the operating agreement of each of Badlands Productions I LLC and Hap and Leonard Productions I LLC, our Co-Registrant. Louisiana

limited liability companies, provides that the debts, obligations and liabilities of the company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and no member of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company.

Directors’ and Officers’ Liability Insurance

AMC Networks Inc. has obtained directors’ and officers’ liability insurance with customary terms and subject to customary exclusions, for the benefit of its directors and officers, and directors and officers of its subsidiaries.

ITEM 16.	Exhibits

Exhibit No.	Description	Incorporated by Reference to Filings Indicated

1.1	Form of Underwriting Agreement for debt securities	*

4.1	Form of Indenture between the registrant and U.S. Bank National Association, as trustee	**

4.2	First Supplemental Indenture, dated as of March 30, 2016 to the Indenture, dated as of March 30, 2016, among AMC Networks, as issuer, the Guarantors and U.S. Bank National Association, as Trustee, as incorporated by reference from the Company’s Current Report on Form 8-K, dated March 30, 2016	**

5.1	Opinion of Sullivan & Cromwell LLP, dated March 16, 2016	**

5.2	Opinion of Jones Walker LLP	**

5.3	Opinion of Sullivan & Cromwell LLP, dated July 19, 2017	***

12.1	Computation of Ratio of Earnings to Fixed Charges	**

23.1	Consent of KPMG LLP	***

23.2	Consent of Sullivan & Cromwell LLP, dated March 16, 2016	**

23.3	Consent of Jones Walker LLP	**

23.4	Consent of Sullivan & Cromwell LLP, dated July 19, 2017	(included on the signatures pages hereto)

24.1	Power of Attorney (included in signature page to the Registration Statement on Form S-3, Registration No. 333-210340, filed March 16, 2016)	**

24.2	Power of Attorney for additional Co-Registrants	(included on the signature pages hereto)

25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, to act as trustee under the Indenture	**

*	To be filed as an exhibit to a Current Report on Form 8-K in connection with a specific offering and incorporated herein by reference.
**	Previously filed
***	Filed herewith.

ITEM 17.	Undertakings

The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act, to any purchaser:

(i) Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act, shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of a Registrant under the Securities Act, to any purchaser in the initial distribution of the securities, each undersigned Registrant undertakes that in a primary offering of securities of an undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, each undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act, each filing of a Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that each Registrant will, unless in the opinion of its counsel has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Networks Inc.
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

* Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

* Charles F. Dolan	Chairman of the Board of Directors

* William J. Bell	Director

* James L. Dolan	Director

* Kristin A. Dolan	Director

* Patrick F. Dolan	Director

* Thomas C. Dolan	Director

* Jonathan F. Miller	Director

* Brian G. Sweeney	Director

	Name	Title

	/s/ Vincent Tese	Director
Vincent Tese

	*	Director
Leonard Tow

	*	Director
David E. Van Zandt

	*	Director
Carl E. Vogel

	*	Director
Marianne Dolan Weber

	*	Director
Robert C. Wright

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

2nd Party LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Film Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan AMC Network Entertainment LLC As Sole Member By: Sean S. Sullivan Title: Manager and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Network Entertainment LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Manager and Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Manager

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Networks Broadcasting & Technology
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan RNC Holding Corporation As General Partner By: Sean S. Sullivan Title: Director, Executive Vice President and Chief Financial Officer		General Partner

/s/ Sean S. Sullivan RNC II Holding Corporation As General Partner By: Sean S. Sullivan Title: Director, Executive Vice President and Chief Financial Officer		General Partner

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Networks International LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* AMC Networks Inc. As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC/Sundance Channel Global Networks LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* RMH GE Holdings I, Inc. As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC TV Studios LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMCN Properties LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Manager, Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

	Name	Title

	* Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

	/s/ Sean S. Sullivan Sean S. Sullivan	Manager, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

	* James Gallagher	Manager

	* Dom Atteritano	Manager

	* Thomas King	Manager

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

American Movie Classics IV Holding Corporation
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Director and Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Director

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Badlands Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Benders Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Cobalt Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Comic Scribe LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 19th day of July, 2017.

Crossed Pens Development LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Digital Store LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Hap and Leonard Productions II LLC (f/k/a Diplomat Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Expedition Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Five Families Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Making Waves Studio Productions LLC As Sole Member By: Mary Martin Title: Senior Vice President		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Five Moons Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Making Waves Studio Productions LLC As Sole Member By: Mary Martin Title: Senior Vice President		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Galyntine Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Geese Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Ground Work Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Halt and Catch Fire Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Halt and Catch Fire Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Halt and Catch Fire Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Halt and Catch Fire Productions III LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Hap and Leonard Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Entertainment Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Entertainment LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Films LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC In Theaters LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Productions I L.L.C.
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Television Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* IFC TV LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Theatres Concessions LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC Theatres, LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC TV LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC TV Studios LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Sean S. Sullivan IFC TV Studios Holdings LLC As Sole Member By: Sean S. Sullivan Title: Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IFC TV Studios Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* IFC TV LLC As Member By: Joshua W. Sapan Title: Chief Executive Officer		Member

* IFC Productions I L.L.C. As Member By: Joshua W. Sapan Title: Chief Executive Officer		Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

IPTV LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Knifeman Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Kopus Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Kopus Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Making Waves Studio Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Peach Pit Properties LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Pens Down LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski WE TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Philly Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Premier Quills LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rainbow Film Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rainbow Media Enterprises, Inc.
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Director

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rainbow Media Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* AMC Networks Inc. As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rainbow Programming Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Media Enterprises, Inc. As Sole Member By: Joshua W. Sapan Title: Director, President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rectify Productions LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rectify Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rectify Productions III LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Rectify Productions IV LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Red Monday Programming LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Making Waves Studio Productions LLC As Sole Member By: Mary Martin Title: Senior Vice President		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

RMH GE Holdings I, Inc.

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Director, Executive Vice President, and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Director

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

RNC Holding Corporation

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Director

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

RNC II Holding Corporation

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* James Gallagher		Director

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Roughhouse Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Making Waves Studio Productions LLC As Sole Member By: Mary Martin Title: Senior Vice President		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Selects VOD LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Sleuth Secrets Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Making Waves Studio Productions LLC As Sole Member By: Mary Martin Title: Senior Vice President		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

AMC Networks International Asia-Pacific LLC (f/k/a Sundance Channel Asia LLC)

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* AMC/Sundance Channel Global Networks LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Sundance Channel Originals LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski		Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Sundance Film Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* SundanceTV LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

SundanceTV LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

The Son Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Turn Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Turn Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Turn Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Turn Productions III LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Lodge Productions I LLC (f/k/a TWD Productions LLC)
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Hap and Leonard Productions III LLC (f/k/a TWD Productions II LLC)
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions IX LLC (f/k/a TWD Productions III LLC)
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions IV LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions V LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions VI LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions VII LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

VOOM HD Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

WE TV Asia LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* AMC/Sundance Channel Global Networks LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

WE TV Holdings LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* WE tv LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

WE TV Studios LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

WE tv LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Member

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Member By: Sean S. Sullivan Title: Director and Chief Financial Officer		Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Wedding Central LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

YEAH IPTV LLC
By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name		Title

* IPTV LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer		Sole Member

* Joshua W. Sapan		Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan		Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* By:	/s/ Sean S. Sullivan
Sean S. Sullivan Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Brockmire Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Badlands Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Halt and Catch Fire Productions IV LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Living With Yourself Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Shudder LLC (f/k/a Shudder Holdings LLC)
By:	/s/ John Hsu
Name:	John Hsu
Title:	Executive Vice President, Corporate Development and Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Sean S. Sullivan Digital Store LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ John Hsu John Hsu	Executive Vice President, Corporate Development and Treasurer

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Stan Productions I LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Stan Productions II LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

Turn Productions IV LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on July 19, 2017.

TWD Productions VIII LLC
By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors and officers of the Registrants, which are filing this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint each of Joshua W. Sapan and Sean S. Sullivan (with full power to act alone), the individual’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall not revoke or in any way modify any power of attorney previously executed by the undersigned.

Pursuant to the requirements of the Securities Act of 1933 this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on the 19th day of July, 2017.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)